SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      8/25/1999

                              Financial Asset Securitization, Inc.
               Mortgage Participation Securities Series 1997 NAMC1
                   (Exact name of registrant as specified in its charter)


   Virginia          0-15483        53-1526174
(State or Other Jurisdiction (Commission (I.R.S. Employer of Incorporation) File Number) Identification No.)

901 East Byrd Street
Richmond, Virginia                                                       23219
(Address of Principal Executive (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item Other Events

                   On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                   A.           Monthly Report Information:
                                See Exhibit No. 1

                   B.           Have any deficiencies occurred?   NO.
                                           Date:
                                           Amount:

                   C.           Item 1: Legal Proceedings: NONE

                   D.           Item 2: Changes in Securities: NONE

                   E. Item 4: Submission of Matters to a Vote of Certificate holders: NONE

                   F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
  1  Distribution Report dated:   8/25/1999


                                           Loss of   Reimburse-
     Beginning                             Prin-     ment of    Remaining
     Balance       Principal    Interest   cipal     Losses     Balance
FXA-1         0.00         0.00       0.00      0.00       0.00          0.00
FXA-220,117,699.89    16,689.77 129,926.81      0.00       0.00 20,101,010.12
FXA-3         0.00         0.00       0.00      0.00       0.00          0.00
FXA-4 3,664,174.42   671,266.20  22,901.09      0.00       0.00  2,992,908.22
FXA-5 5,125,000.00         0.00  33,098.96      0.00       0.00  5,125,000.00
FXA-6 4,001,000.00         0.00  25,839.79      0.00       0.00  4,001,000.00
FXA-7 1,000,000.00         0.00   6,458.33      0.00       0.00  1,000,000.00
FXA-8 1,221,391.46   223,755.40   5,713.82      0.00       0.00    997,636.06
FXA-9 1,221,391.46 NA             2,937.70 NA              0.00    997,636.06
FXP      65,191.37        92.31 NA              0.00       0.00     65,099.06
FXS   3,592,241.85 NA            23,199.90 NA              0.00  3,477,768.79
A-1     209,219.94   209,219.94   1,351.21      0.00       0.00          0.00
A-2   6,962,000.00   720,704.85  44,962.92      0.00       0.00  6,241,295.15
A-3   1,951,000.00         0.00  12,600.21      0.00       0.00  1,951,000.00
A-4  13,414,077.75    12,310.52  86,632.59      0.00       0.00 13,401,767.23
P       646,533.80    27,682.68 NA              0.00       0.00    618,851.12
S       360,906.86 NA             2,330.86 NA              0.00    360,473.34
B-1   5,089,237.68     4,420.61  32,867.99      0.00       0.00  5,084,817.07
B-2   2,070,198.49     1,798.21  13,370.03      0.00       0.00  2,068,400.28
B-3   1,293,873.69     1,123.88   8,356.27      0.00       0.00  1,292,749.81
B-4     776,323.79       674.33   5,013.76      0.00       0.00    775,649.46
B-5     431,291.89       374.63   2,785.43      0.00       0.00    430,917.26
B-6     570,943.06       466.46   3,687.34 33,805.16       0.00    536,671.44
R             0.00         0.00       0.00      0.00 NA                  0.00
RP            0.00         0.00       0.00      0.00 NA                  0.00


                   Beginning                         Remaining
     Class         Balance      Principal  Interest  Balance
     FXA-1               0.00000    0.00000   0.00000    0.00000
     FXA-2             981.35121    0.81414   6.33789  980.53708
     FXA-3               0.00000    0.00000   0.00000    0.00000
     FXA-4             277.58109   50.85206   1.73488  226.72903
     FXA-5            1000.00000    0.00000   6.45833 1000.00000
     FXA-6            1000.00000    0.00000   6.45833 1000.00000
     FXA-7            1000.00000    0.00000   6.45833 1000.00000
     FXA-8              44.14801    8.08779   0.20653   36.06022
     FXA-9              44.14801    0.00000   0.10619   36.06022
     FXP               800.98502    1.13418   0.00000  799.85084
     FXS               368.40933    0.00000   2.37931  356.66932
     A-1                 4.81581    4.81581   0.03110    0.00000
     A-2              1000.00000  103.51980   6.45833  896.48020
     A-3              1000.00000    0.00000   6.45833 1000.00000
     A-4               979.12976    0.89858   6.32355  978.23118
     P                 594.38758   25.44993   0.00000  568.93765
     S                 300.32525    0.00000   1.93960  299.96450
     B-1               980.43832    0.85163   6.33200  979.58670
     B-2               980.43834    0.85163   6.33200  979.58671
     B-3               980.43834    0.85162   6.33200  979.58671
     B-4               980.43830    0.85163   6.33200  979.58667
     B-5               980.43835    0.85163   6.33200  979.58672
     B-6               811.18879    0.66274   5.23893  762.49610
     R                   0.00000    0.00000   0.00000    0.00000
     RP                  0.00000    0.00000   0.00000    0.00000


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Financial Asset Securitization, Inc.



                                           By        /s/ Richard Tarnas
                                           Name:   Richard Tarnas
                                           Title:    Vice President,
                                           The First National Bank of Chicago

Dated: August 31, 1999